UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 17, 2021

RED ROCK RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37754	47-5081182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1505 South Pavilion Center Drive, Las Vegas, Nevada 89135

(Address of Principal Executive Offices) (Zip Code)

702-495-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RRR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on May 3, 2021, Red Rock Resorts, Inc., a Delaware corporation (the “Company”), through its subsidiary Station Casinos LLC, a Nevada limited liability company (“Station”), and Station’s subsidiary, RRR Palms LLC, a Nevada limited liability company (“RRR Palms”), entered into an Interest Purchase Agreement (the “Interest Purchase Agreement”) with SMGHA Nevada, LLC, a Nevada limited liability company (“Buyer”), and Yuhaviatam, LLC, a California limited liability company, as the guarantor of Buyer’s obligations, pursuant to which Buyer agreed to purchase all of the outstanding membership interests of RRR Palms. RRR Palms is the owner of the entities that own the Palms Casino Resort and Palms Place, both located in Las Vegas, Nevada.

On December 17, 2021, Station completed the sale of RRR Palms pursuant to the Interest Purchase Agreement for aggregate cash consideration of $650,000,000, subject to adjustment for certain working capital items.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated financial information for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021 is filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits:

Exhibit No.	Description

2.1	Interest Purchase Agreement (incorporated by reference to Exhibit 10.1 filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed on August 6, 2021)

99.1	Unaudited pro forma condensed consolidated financial information for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROCK RESORTS, INC.

Date: December 17, 2021	By:	/s/ Stephen L. Cootey
Stephen L. Cootey
Executive Vice President, Chief Financial Officer and Treasurer